UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

At the company’s annual general meeting held on May 15, 2014, the company’s shareholders approved an amendment to Article 6 of the Articles of Association to authorize the company’s Board of Directors to increase the company’s share capital within two years following the 2014 annual general meeting to a maximum amount equal to CHF 3,722,600,000, which amount would be divided into 140,000,000 shares. In connection therewith, the amendment limits or withdraws the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the company’s proxy statement dated April 3, 2014 under the heading “Agenda Item No. 9: Amendment of the Articles of Association Relating to Authorized Share Capital for General Purposes.” The company’s amended Articles of Association containing these amendments will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (the “Swiss Commercial Register”). Subject to the subsequent approval by Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 19, 2014.

At the company’s 2014 annual general meeting, the company’s shareholders also prospectively approved amendments to the company’s Articles of Association in conjunction with their approval of payments of a dividend in the form of distribution through par value reduction, all as further described in the company’s proxy statement dated April 3, 2014, under the heading “Agenda Item No.10: Approval of Distribution to Shareholders in the Form of Par Value Reduction.” Such amendments will become effective with the registration of each quarterly par value reduction in the Swiss Commercial Register.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The company convened its annual general meeting of shareholders on May 15, 2014 pursuant to notice duly given. The matters voted upon at the meeting and the results of such voting are set forth below.

At the 2014 annual general meeting abstentions and broker non-votes were not considered in the tabulation of the vote (and thus should be disregarded) to determine approval of each of the items below, with the exception of Item 9 (the amendment to the Articles of Association relating to authorized share capital for general purposes). Because Item 9 required an affirmative two-thirds of the votes present (in person or by proxy) for approval, abstentions and broker non-votes had the effect of an “against” vote because they are counted as present but not “for” such item, all as further described in the company’s proxy statement dated April 3, 2014, under the headings “What is the Effect of Broker Non-Votes and Abstentions?” and “What Vote is Required to Approve Each Agenda Item?”.

1.	Approval of the annual report, standalone financial statements and consolidated financial statements of ACE Limited for the year ended December 31, 2013

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
293,997,040	21,964	1,323,495	0

2.	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,067,604	825,948	448,948	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,460,191	1,799,905	1,070,473	10,846,528

The voting results for Agenda Item No. 3 exclude shares held by the company’s directors and executive officers, who are not permitted by law to vote their shares on the discharge of the Board of Directors.

4.1	Election of John Edwardson as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,824,298	1,271,677	399,997	10,846,528

4.2	Election of Kimberly Ross as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,927,918	171,266	396,788	10,846,528

4.3	Election of Robert Scully as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,919,003	174,890	402,078	10,846,528

4.4	Election of David Sidwell as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,915,261	179,156	401,555	10,846,528

4.5	Election of Evan G. Greenberg as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
274,345,242	9,100,781	1,049,948	10,846,528

4.6	Election of Robert M. Hernandez as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
280,792,306	3,304,463	399,202	10,846,528

4.7	Election of Michael G. Atieh as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
280,862,718	3,233,282	399,972	10,846,528

4.8	Election of Mary A. Cirillo as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,733,289	2,364,084	398,599	10,846,528

4.9	Election of Michael P. Connors as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
279,915,431	4,157,598	422,943	10,846,528

4.10	Election of Peter Menikoff as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
279,989,683	4,103,958	402,330	10,846,528

4.11	Election of Leo F. Mullin as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,978,690	115,852	401,429	10,846,528

4.12	Election of Eugene B. Shanks, Jr. as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
284,001,586	91,427	402,959	10,846,528

4.13	Election of Theodore E. Shasta until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,980,065	114,692	401,214	10,846,528

4.14	Election of Olivier Steimer as director until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
283,858,546	90,804	546,622	10,846,528

5.	Election of Evan G. Greenberg as the Chairman of the Board of Directors until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
226,891,050	56,550,940	1,053,981	10,846,528

6.1	Election of Michael P. Connors as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
280,855,905	3,231,144	408,923	10,846,528

6.2	Election of Mary A. Cirillo as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,219,016	1,865,628	411,328	10,846,528

6.3	Election of John Edwardson as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
282,936,722	1,149,896	409,354	10,846,528

6.4	Election of Robert M. Hernandez as Compensation Committee member until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
281,422,833	2,663,460	409,679	10,846,528

7.	Election of Homburger AG as independent proxy until the conclusion of the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,836,725	61,783	443,992	0

8.1	Election of PricewaterhouseCoopers AG (Zurich) as the company’s statutory auditor until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
293,786,926	1,144,570	411,003	0

8.2	Ratification of appointment of independent registered public accounting firm PricewaterhouseCoopers LLP (United States) for purposes of United States securities law reporting for the year ending December 31, 2014

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
293,814,200	1,106,934	421,366	0

8.3	Election of BDO AG (Zurich) as special auditing firm until the company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,700,102	232,988	409,410	0

9.	Amendment of the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
279,952,088	14,930,139	460,273	0

10.	Approval of the payment of a distribution to shareholders through reduction of the par value of the company’s shares, such payment to be made in four quarterly installments at such times during the period through the company’s next annual general meeting as shall be determined by the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
294,109,345	793,368	439,786	0

11.	Advisory vote to approve executive compensation

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
255,356,920	28,584,479	554,573	10,846,528

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Association of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 16, 2014

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association of the company as amended

4.1	Articles of Association of the company as amended (Incorporated by reference to Exhibit 3.1)